UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 9, 2015
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 9, 2015, Darden Restaurants, Inc. (the “Company”) completed its previously announced plan to spin off select real estate and restaurant assets into Four Corners Property Trust, Inc. (“FCPT”), which has become an independent publicly traded company (the “Spin-Off”). The Company effected the Spin-Off by distributing one share of FCPT common stock for every three shares of the Company’s common stock held of record as of 5:00 p.m. Eastern time on November 2, 2015, the record date for the Spin-Off, as more fully described in the information statement, dated October 21, 2015 (the “Information Statement”), included as Exhibit 99.1 to FCPT’s Registration Statement on Form 10 (File No. 001-37538) filed with the U.S. Securities and Exchange Commission. No fractional FCPT shares were distributed in connection with the Spin-Off, with a cash payment instead being made in lieu of any fractional shares.

Item 3.03.	Material Modification to Rights of Security Holders.

On November 10, 2015, the Rights Agreement (the “Rights Agreement”), dated as of June 23, 2015, by and between the Company and Wells Fargo Bank, N.A., as rights agent, and the related rights (the “Rights”) to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock, without par value (the “Series A Junior Participating Preferred Stock”), of the Company, expired by their terms following completion of the Spin-Off. As a result, each share of the Company’s common stock, without par value (“Common Stock”), is no longer accompanied by a Right. The holders of Common Stock are not entitled to any payment as a result of the expiration of the Rights Agreement and the Rights issued thereunder.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Spin-Off, William H. Lenehan resigned as a director of the Company effective November 9, 2015. Mr. Lenehan is the Chief Executive Officer, President and a director of FCPT.

Item 7.01.	Regulation FD Disclosure.

On November 9, 2015, the Company issued a press release with respect to the closing of the Spin-Off and the expiration of the Rights and the Rights Agreement, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description of Exhibit
99.1	News release dated November 9, 2015, entitled “Darden Completes Spin-Off of Four Corners Property Trust, Inc.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Jeffrey A. Davis
Jeffrey A. Davis
Senior Vice President and Chief Financial Officer
Date: November 9, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	News release dated November 9, 2015, entitled “Darden Completes Spin-Off of Four Corners Property Trust, Inc.”

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